Montpelier Re Holdings Ltd. Anthony Taylor President, Chief Executive Officer & Chief Underwriting Officer Russell Fletcher Executive Vice President & Chief Reinsurance Officer Neil McConachie Senior Vice President, Treasurer & Chief Accounting Officer Presented by:

Forward Looking Statements Statements contained in this Presentation that are not based on current or historical fact are "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are subject to assumptions, unknown risks, uncertainties and other factors that may be outside of the Company's control. Important events that could cause the Company's actual results to differ include market conditions affecting the Company's common share price; our short operating and trading history; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business actually achieved; the opportunities to increase writings in our core property and specialty reinsurance lines of business and in specific areas of the casualty reinsurance market; the estimates reported by syndicates under existing QQS contracts; the inherent uncertainties of establishing loss reserves and loss adjustment expenses; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the impact of terrorist activities; competition in the reinsurance industry and rating agency policies and practices. For a detailed description of these and other factors, please see the "Risk Factors" section in the Company's Form 10-K filed with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward- looking statement.

Presenters Anthony Taylor Overview & Market Commentary President & Chief Executive Officer Chief Underwriting Officer Russell Fletcher Competitive Advantages EVP & Chief Underwriting Officer Neil McConachie Financial Results SVP & Treasurer Chief Accounting Officer Anthony Taylor Prospects for 2004 President & Chief Executive Officer

Historical Highlights Formed December 2001: Equity $860m; Debt $150m $200m IPO October 2002 $250m Senior Notes August 2003 AM Best initial rating of 'A-' December 2001 AM Best upgrade to 'A' May 2003 S&P rating of 'A-' July 2003 We are a provider of global property and casualty reinsurance and insurance products $607m GWP in 2002 $152m profit in 2002 $707m GWP in 2003 through 9/30 $307m profit in 2003 through 9/30 Moodys' rating of 'A3' May 2003

Montpelier is Focused on ROE Dec 31 2001 Dec 31 2002 Sep 30 2003 Montpelier 0 18.2 44.5 Bermuda Angle Average ROE 0 14.8 33.5 From a standing start in December 2001, Montpelier has produced the second largest increase in book value per share of the Bermuda Angle companies, and the largest increase of the Class of 2001

What We Do... Practice disciplined underwriting, in areas we understand Concentrate primarily on short tail, property and specialty lines Operate from a single seat of operations Combine cutting edge modeling with depth of experience Manage capital aggressively Focus on the bottom line, even if it means top-line volatility We write the following categories of business: Property Specialty Property Catastrophe Other Specialty Qualifying Quota Share

What We Do Not Do... Underwrite to grow for growth's sake Enter areas we don't understand, even if prices appear good Write a large proportion of problematic long-tail business Rely on investment income to make a profit Buy other people's problems through acquisitions Create unwieldy networks of operating locations We don't plan on writing these lines of business: ART Financial Guarantee Directors & Officers Space Political Risks Credit Enhancing Surety Extended Warranty

Frequently Asked Question # 1 Q. Why are you so optimistic that property classes can continue to make great returns in 2004? A. The hard market has legs.

The Hard Market Has Legs Supply is still tight $100bn reserve shortfall + Balance sheet weakness + Rating agency downgrades + Withdrawals from market + RMS 4.3 = Price levels remaining firm Demand is increasing Clean capital needed + Stable ratings needed + Diversification on big programs + 2003 loss scares + RMS 4.3 = Price levels remaining firm

Commentary by Class 2002 2003 est. Property Cat 180 300 Property Specialty 210 320 Other Specialty 60 130 QQS 150 70 We aren't just a property cat writer... Comprises under 40% of book High layer programs RMS 4.3 is pushing up prices RMS 4.3 is creating demand for new high layers (which is what we specialize in writing) We are seeing more programs Our signings are improving Property Catastrophe Year on Year estimated growth of approx 67% Gross Written Premiums by Line of Business

Commentary by Class We write a lot of property risk excess; we like it a lot We write excess layers only of direct and facultative business We write a growing amount of property pro-rata Contrary to conventional wisdom, we have done very well Prices are slipping a little but remain very favorable 2002 2003 est. Property Cat 180 300 Property Specialty 210 320 Other Specialty 60 130 QQS 150 70 Gross Written Premiums by Line of Business Property Specialty Year on Year estimated growth of approx 50%

Commentary by Class Pro-rata reinsurance of three Lloyd's syndicates Low volatility, high combined ratio business Lower expected ultimate premium than budgeted but... Lower expected ultimate loss ratios than budgeted 2002 was best result many syndicates in Lloyds have seen for over 50 years 2003 is looking promising Not renewing in 2004 2002 2003 est. Property Cat 180 300 Property Specialty 210 320 Other Specialty 60 130 QQS 150 70 Gross Written Premiums by Line of Business Qualifying Quota Share Year on Year estimated decline of 45%

Commentary by Class Includes: Aviation Marine Sabotage & Terrorism Personal Accident (cat) Workers Compensation (cat) Casualty Results to date have been extremely favorable This bucket is expected to grow further in 2004 2002 2003 est. Property Cat 180 300 Property Specialty 210 320 Other Specialty 60 130 QQS 150 70 Gross Written Premiums by Line of Business Other Specialty Year on Year estimated growth of approx 115%

Presenters Anthony Taylor Overview & Market Commentary President & Chief Executive Officer Chief Underwriting Officer Russell Fletcher Competitive Advantages EVP & Chief Underwriting Officer Neil McConachie Financial Results SVP & Treasurer Chief Accounting Officer Anthony Taylor Prospects for 2004 President & Chief Executive Officer

Frequently Asked Question # 2 Q. Why are you only writing 10% casualty? -- or -- Q. Why on earth are you writing 10% casualty? A. "You've got to know when to hold 'em, know when to fold 'em..."

Casualty is Opportunistic Move Casualty prices and terms and conditions are now attractive We will focus on Casualty Reinsurance, not Insurance We will write Medical Malpractice, E&O, U.K. Employers Liability Tony Taylor wrote very profitable Casualty book in late 80's/early 90's. Cut book back to almost nothing in 1997 and avoided dreadful results of 1997 - 2000 We see this as opportunistic move for short period and will exit as soon as market turns On present pricing and terms, we expect casualty to represent about 10% of our total 2004 book

Montpelier's Competitive Advantages True underwriting culture Discipline is the key to success Well-defined, focused business model We emphasize property and short-tail specialty lines, thereby minimizing "pricing" risk Cutting-edge, proprietary technology CATM represents a superior set of pricing and risk management tools Diversified gathering system with excellent servicing platform We have built a highly profitable global portfolio leveraging the broad sector experience of our underwriting team and delivering quality, responsive service Financial strength and flexibility Our balance sheet is unburdened by pre-2001 historical liabilities

Competitive Advantage True Underwriting Culture Creation of a Reinsurance Specialist Writer Single seat of operations ^ maintenance of underwriting and risk management discipline and entrepreneurial underwriting culture Focus on lines of business where experience and technical expertise results in a competitive edge Property and short-tail specialty lines Mid to high layers to maximize expected profit Property pro rata that is natural perils-driven Expense-efficient platform allows for expanding and contracting business based on market conditions, avoiding the "expense trap" of large, bureaucratic reinsurers forced to maintain market share to rationalize staffing during soft market Broadly experienced underwriting team well positioned to exploit dysfunctional, inefficiently-priced lines of business QQS in 2002 and 2003 ^ more traditional reinsurances of select Lloyd's syndicates in 2004 and beyond Aviation War, Marine, PA & WCA cat U.K. Employer's Liability, Medical malpractice and other specialty casualty reinsurances in 2003 and 2004

Competitive Advantage Focused Business Model Underwriting emphasis is on leveraging core competencies: property and short- tail specialty reinsurance Strong culture of peer review Daily underwriting meetings provide forum for discussion Underwriting Review Manager Technology and experience are combined to obtain the highest price per unit of risk assumed Focus is on underwriting profit/ROE - management is incentivized accordingly Exposure rating approach reinforces pricing discipline through the underwriting cycle Conservatism and consistency in the use of capital "Discipline is the Key to Success"

CATM System: Modern portfolio approach to reinsurance underwriting Inputs: AIR, RMS, EQE & MRH proprietary peril models Portfolio integration engine: expected losses, expenses, correlation, target ROE Output: pricing, aggregation, optimization Comprehensive pricing and risk management system for natural-perils exposures CATM Advantages: Quick turn-around time / technical lead quoting Real-time exposure tracking Customized products and coverage Portfolio optimization Consistent treatment of customers Competitive Advantage Sophisticated Technology

Competitive Advantage Gathering and Servicing System Thinking 'outside the box' - designing genuinely innovative solutions Employing technology to produce differentiated products Establishing an industry reputation for handling difficult technical risk Exploiting unrivaled combination of U.S. / International experience Underwriter averages over 20 years of industry experience All have global sector experience with deep roots in the world's major reinsurance markets: London, US and Bermuda Building on long term relationships with brokers and clients Four major brokers account for 87% of brokered premium Lead-underwriter status (consensus basis) on nearly all programs written 10% improvement in signing % on 2003 renewal business Seen as important 'technical price lead' on property reinsurance programs We Innovate

Competitive Advantage Team Underwriting Approach Highly leverage and scaleable platform Four underwriting teams consisting of 20 professionals: Property U.S. Property International Specialty Direct and Facultative Flat operating structure Fast response to clients Highly-skilled, efficient and experienced team

Formed in December 2001 and do not have any legacy exposures Built portfolio without acquiring renewal rights to legacy books of business Strong balance sheet: $1.55 billion & $250M debt = $1.8 billion total capital at 09/30/03 Focus on short-tail lines: makes up approximately 95% of assumed business Conservative approach to reserving IBNR = 74% of reserves at 09/30/03 Conservative investment portfolio 96% Fixed income securities or cash, 4% equities 100% investment grade, average credit quality AA+, duration 2.16 years Conservative Balance Sheet Free of Legacy Exposure Competitive Advantage Financial Strength and Flexibility

Frequently Asked Question # 3 Q. You've certainly done very well so far, but how do you expect to keep it up over the cycle? A. Be nimble, be disciplined, be innovative.

Montpelier Re is a Nimble Competitor Optimize portfolio Reduce or eliminate certain participations Scalable platform / low overhead Hedge risk through cost-effective retro Manage capital according to market opportunities Flexible platform / broad underwriting skills Retain more risk, buy less retro Access capital markets Exploit attractive market opportunities Avoid leaving money on the table HARD MARKET SOFT MARKET At All Times: Use CATM to improve risk/return characteristics of portfolio Focus predominately on excess of loss, insulated from the price of underlying risks Continue to build reputation for innovative underwriting Leverage off our position as price-lead on the major programs in the industry AND...stick to the business we understand and avoid the business we don't

Presenters Anthony Taylor Overview & Market Commentary President & Chief Executive Officer Chief Underwriting Officer Russell Fletcher Competitive Advantages EVP & Chief Underwriting Officer Neil McConachie Financial Results SVP & Treasurer Chief Accounting Officer Anthony Taylor Prospects for 2004 President & Chief Executive Officer

Historical Earnings Per Share Out-performance Note: (1) Bloomberg provided IBES estimates four weeks before release of actual results 1st Qtr 2nd Qtr IBES 4Q'02 0.57 Actual 1.11 IBES 1Q'03 0.74 Actual 1.56 IBES 2Q'03 0.85 Actual 1.66 IBES 3Q'03 0.83 Actual 1.34 (1) 95% Outperformed 111% Outperformed 95% Outperformed 61% Outperformed Earnings Per Share

Growth in Fully Converted Book Value per Share 18.2% in 2002 22.3% in first three quarters in 2003 30.2% in rolling 12 months to September 30, 2003 42.3% from inception to September 30, 2003 For seven quarters, we have produced low volatility results with consistently high ROE 1st Qtr 4Q '01 16.41 1Q '02 16.58 2Q '02 17.64 3Q '02 18.22 4Q '02 19.39 1Q '03 20.81 2Q '03 22.42 3Q '03 23.72 18.2% in 2002 22.3% in 2003 (1) (1) Fully Converted Book Value Per Share is a non-GAAP measure based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options and warrants outstanding (assuming their exercise). The Company believes this to be the best single measure of the return made by its shareholders as it takes into account the effect of all dilutive securities. The Company has presented Book Value Per Share and the reconciliation to Fully Converted Book Value Per Share for these periods on its website in the Investor Information section at www.montpelierre.bm.

Mar '02 Jun '02 Sep '02 Dec '02 Mar '03 Jun '03 Sep '03 IBNR to NEP 0.374 0.43 0.449 0.279 0.245 0.19 0.133 CASE to NEP 0.019 0.02 0.094 0.114 0.08 0.07 0.075 PAID to NEP 0 0.005 0.008 0.015 0.031 0.039 0.059 Loss Ratio Development 2002 Contract Year: Ultimate Loss Ratio Movement By Quarter

GAAP Calendar Year to Date Cumulative Insurance Ratios Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 G&A Expense Ratio 0.115 0.086 0.071 0.08 0.048 0.058 0.063 Acquisition Costs Ratio 0.177 0.179 0.185 0.191 0.222 0.208 0.205 Loss Ratio 0.392 0.452 0.545 0.404 0.258 0.217 0.216 Combined Ratio Development

Frequently Asked Question # 4 Q. What are you going to do with all that excess capital? A. It's a little early to tell exactly how much excess capital we actually have ...

Pro-active Capital Management Stated policy to manage capital to match underwriting opportunities If underwriting opportunities increase, grow capital if required If underwriting opportunities diminish, give back excess capital In 2003, capital has increased by approximately 30% in 9 months 2004 total premium is expected to be larger than 2003 total premium 2004 anticipated mix of business will require more capital per $ of premium than 2003 mix of business We plan to continue to write a largely net book We will be in a better position to judge capital requirements after renewals

Montpelier Initiates Dividend Dividend Yield Bermuda Angle 0.012 S&P 500 0.0213 Montpelier 0.04 Quarterly dividend policy initiated in Q4 '03 Fourth Quarter dividend = $0.34 a share Initial yield of approximately 4% leads Bermuda peer group Pro-forma ratio of quarterly dividend to average earnings in first three quarters in 2003 is approximately 25% 2.13% = yield of dividend paying companies in S&P 500. Including zero payers, yield is 1.56%.

Presenters Anthony Taylor Overview & Market Commentary President & Chief Executive Officer Chief Underwriting Officer Russell Fletcher Competitive Advantages EVP & Chief Underwriting Officer Neil McConachie Financial Results SVP & Treasurer Chief Accounting Officer Anthony Taylor Prospects for 2004 President & Chief Executive Officer

Frequently Asked Question # 5 Q. If QQS is going away, how do you plan to grow your book of business in 2004? A. I'm very glad you asked that question...

We are Optimistic about the Future 2004 looks like another year of opportunity for Montpelier Re In continuing lines of business through Q3, 2003 grew 75% over 2002 In 2004, we expect further growth, albeit not 75% Growth will be driven by the following factors: Signings are expected to improve from 2003 We anticipate being shown more programs than we saw in 2003 More U.S. top layer programs will be created than in 2003 Our ratings are better than they were for much of 2003 Our capacity has grown throughout 2003 Our track record, recognition and reputation has steadily grown in 2003 Property prices are on a par with, and casualty prices are greater than, 2003

Our Goal Expected premium profile: Volume of premium will be directly correlated to return on capital offered by each line of business Potentially more volatile than the industry average Expected capital profile: Will be driven by available opportunities that meet our return criteria Potentially more volatile that the industry average Expected earnings profile: Steady and consistently strong earnings each quarter, punctuated by short- term swings in earnings because of significant loss events Over the long-term, we expect to make an above-average return

Montpelier Re Holdings Ltd. For more information on our Company, please visit our NEW website: www.montpelierre.bm